                                                                 EXHIBIT 10.41.7

                     SIXTH AMENDMENT TO AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

            THIS SIXTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Sixth Amendment") is dated effective as of June 30, 2004 (the "Sixth
Amendment Effective Date") by and among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES III, LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of North Carolina ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC, a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

                                R E C I T A L S

            A. Landlord and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease"), as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment"), as further amended pursuant to a certain Second Amendment to Amended and Restated Master Lease Agreement dated as of December 21, 2001 ("Second Amendment"), as further amended pursuant to a certain Third Amendment to Amended and Restated Master Lease Agreement dated as of March 19, 2002 ("Third Amendment") as amended pursuant to a certain Fourth Amendment to Amended and Restated Master Lease Agreement dated as of December 27, 2002 ("Fourth Amendment") and as further amended pursuant to a certain Fifth Amendment to Amended and Restated Master Lease Agreement dated as of December 3, 2003 ("Fifth Amendment") (the Master Lease together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment hereinafter referred to as "Lease").

            B. HCRI North Carolina Properties, LLC, a landlord under the Master Lease, has transferred those Facilities together with the real property located in the State of North Carolina to HCRI-NC and HCRI-NC is now a Landlord under the Lease.

            C. Landlord and Tenant desire to further amend the Lease to amend certain provisions thereof and as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            1. Capitalized Terms. Any capitalized terms not defined in this Sixth Amendment shall have the meaning set forth in the Lease.

            2. Definitions. The following definition of Payment Date is hereby added to Section 1.4 of the Lease:

            "Payment Date" means the date on which Landlord makes a Lease
Advance.

            3. Definitions. The following definition of Rent Schedule is hereby added to Section 1.4 of the Lease:

            "Rent Schedule" means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord in accordance with the terms of this Lease.

            4. Base Rent Adjustment. The Lease is hereby amended by adding the following Section 2.1.1 to the Lease:

                  Section 2.1.1 Base Rent Adjustment. If Landlord makes a Lease Advance after the Sixth Amendment Effective Date, the Base Rent will be increased effective on the Payment Date based upon the applicable Lease Rate in effect on the Payment Date. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Base Rent according to the payment schedule existing on the Sixth Amendment Effective Date or according to the Rent
                  Schedule in effect on the day before the Payment Date; and [ii] within 10 days following Landlord's issuance of an invoice, pay the difference between the installment of Base Rent that Tenant paid to Landlord for such month and the installment of Base Rent actually due to Landlord for such month as a result of the Lease Advance. On the first day of the month following receipt of the revised Rent Schedule, Tenant shall pay the monthly installment of Base Rent specified in the revised Rent Schedule.

            5. Manlius Earnout Disbursement. Section 2.9 of the Lease is hereby amended by adding the following sentence at the end of the existing
Section 2.9:

                  The parties have agreed that Landlord's obligation to disburse the Manlius Earnout Amount will be tied to Tenant's capital expenditures for facilities subject to this Lease. As a result, in addition to any other requirements set forth in this section, Landlord's obligation to so disburse is subject to (i) Landlord's reasonable approval in writing of the scope of work and budget, construction and disbursement schedules, and contractor and construction agreements (if applicable), and (ii) Landlord's receipt of written documentation that $500,000.00 of capital improvements as set forth on the

                  Project Budget, as hereinafter defined, have been completed and installed at a Facility, but Landlord shall not be obligated to disburse more than the Manlius Earnout Amount and not until at least eight Business Days following receipt of all documentation required for such disbursement. In the event the above conditions are not satisfied within one year after the Sixth Amendment Effective Date, Landlord's obligation to disburse the Manlius Earnout will terminate. As of the Sixth Amended Effective Date, the budget for capital expenditures ("Project Budget") is set forth on Schedule 2, attached hereto.

                  Notwithstanding the obligation of Tenant in clause [b] above to provide Landlord with an amendment to the Letter of Credit, Tenant shall not be obligated to provide such amendment to the Letter of Credit as a condition to Landlord's obligation to disburse the Manlius Earnout Amount, but Tenant shall be obligated to provide such amendment to the Letter of Credit in accordance with the terms of a certain Agreement Regarding Letter of Credit (Sixth Amendment).

            6. Affirmation. Except as specifically modified by this Sixth Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

            7. Binding Effect. This Sixth Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

            8. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

            9. Counterparts. This Sixth Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

            10. Subtenant. Manlius Clare Bridge Operator, Inc. is signing this Sixth Amendment for the sole purpose of consenting to the terms and conditions set forth herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Sixth Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:      HEALTH CARE REIT, INC.

Signature  /s/ Evelyn Evans-Eck                  By: /s/ Erin C. Ibele
           ___________________________________      ____________________________

Print Name Evelyn Evans-Eck
           __________________________________        Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Rita J. Rogge
          ____________________________________

Print Name Rita J. Rogge
          ___________________________________

Signed and acknowledged in the presence of:      HCRI INDIANA PROPERTIES, LLC

                                                 By: Health Care REIT, Inc.,
                                                     Member

Signature /s/ Evelyn Evans-Eck                       By: /s/ Erin C. Ibele
          ___________________________________           ________________________

Print Name Evelyn Evans-Eck
          __________________________________         Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Rita J. Rogge
         ____________________________________

Print Name Rita J. Rogge
          ___________________________________

Signed and acknowledged in the presence of:      HCRI NORTH CAROLINA PROPERTIES
                                                 III, LIMITED PARTNERSHIP

                                                 By: HCRI North Carolina
                                                     Properties II, Inc., its
                                                     General Partner


Signature /s/ Evelyn Evans-Eck                       By: /s/ Erin C. Ibele
          ___________________________________           ________________________

Print Name Evelyn Evans-Eck
           __________________________________        Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Rita J. Rogge
         ____________________________________

Print Name Rita J. Rogge
          ___________________________________

Signed and acknowledged in the presence of:      HCRI TENNESSEE PROPERTIES, INC.

Signature /s/ Evelyn Evans-Eck                   By: /s/ Erin C. Ibele
          ___________________________________       ____________________________

Print Name Evelyn Evans-Eck
           __________________________________        Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Rita J. Rogge
         ____________________________________

Print Name /s/ Rita J. Rogge
          ___________________________________

Signed and acknowledged in the presence of:      HCRI TEXAS PROPERTIES, LTD.

                                                 By: Health Care REIT, Inc.,
                                                     General Partner

Signature /s/ Evelyn Evans-Eck                       By: /s/ Erin C. Ibele
          ___________________________________           ________________________

Print Name Evelyn Evans-Eck
           __________________________________
                                                     Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Rita J. Rogge
         ____________________________________

Print Name Rita J. Rogge
          ___________________________________

Signed and acknowledged in the presence of:      HCRI WISCONSIN PROPERTIES, LLC

                                                 By: Health Care REIT, Inc.,
                                                     Member

Signature /s/ Evelyn Evans-Eck                       By: /s/ Erin C. Ibele
          ___________________________________           ________________________

Print Name Evelyn Evans-Eck
           __________________________________
                                                     Title: VP & Corp. Secretary
                                                           _____________________

Signature /s/ Rita J. Rogge
         ____________________________________

Print Name Rita J. Rogge
          ___________________________________

Signed and acknowledged in the presence of:      ALTERRA HEALTHCARE CORPORATION

Signature /s/ Amy Hickman                        By: /s/ Kristin A. Ferge
          ___________________________________       ____________________________

Print Name Amy Hickman
           __________________________________
                                                      Title: VP & CFO
                                                            ____________________

Signature /s/ Joanna Saver
         ____________________________________

Print Name Joanna Saver                          Tax I.D. No.: 39-1771281
          ___________________________________                 __________________

Signed and acknowledged in the presence of:      MANLIUS CLARE BRIDGE OPERATOR,
                                                 INC.

Signature /s/ Mary Quint                         By: /s/ Colleen Endsley
          ___________________________________       ____________________________

Print Name Mary Quint
           __________________________________
                                                   Title: President
                                                         _______________________

Signature /s/ Dan Keish
         ____________________________________

Print Name Dan Keish                             Tax I.D. No.: 16-1564848
          ___________________________________                 __________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 30  day of
                                                                     ___
   June          2004 by Erin C. Ibele             the VP & Corp. Secretary
_______________,        _________________________,    _________________________
                           of Health Care REIT, Inc., a Delaware corporation, on
_________________________
behalf of the corporation.

                                                 /s/ Evelyn Evans-Eck
                                                 _______________________________
                                                 Notary Public

My Commission Expires:        9/9/08                                      [SEAL]
                      _______________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 30  day of
                                                                     ___
    June         2004 by  Evelyn Evans-Eck          the   VP & Corp. Secretary
_______________,         _________________________,     ________________________
                          of Health Care REIT, Inc., a Delaware corporation and
_________________________
the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

                                                 /s/ Evelyn Evans-Eck
                                                 _______________________________
                                                 Notary Public

My Commission Expires:        9/9/08                                      [SEAL]
                      _______________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 30  day of
                                                                     ___
     June        2004 by  Erin C. Ibele             the   VP & Corp. Secretary
_______________,         _________________________,     ________________________
                          HCRI North Carolina Properties II, Inc., a North
_________________________
Carolina corporation, the General Partner of HCRI North Carolina Properties III, Limited Partnership, on behalf of the partnership.

                                                 /s/ Evelyn Evans-Eck
                                                 _______________________________
                                                 Notary Public

My Commission Expires:       9/9/08                                       [SEAL]
                      _______________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 30 day of
                                                                     ___
June                      Erin C. Ibele                 VP & Corp. Secretary
_______________, 2004 by _________________________, the_________________________
_________________________ of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

                                                  /s/ Evelyn Evans-Eck
                                                 _______________________________
                                                 Notary Public

My Commission Expires:  9/9/08
                       _______________________                            [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 30 day of

June                      Erin C. Ibele                  VP & Corp. Secretary
_______________, 2004 by _________________________, the ________________________
_________________________ of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

                                                  /s/ Evelyn Evans-Eck
                                                 _______________________________
                                                 Notary Public

My Commission Expires:  9/9/08
                       _______________________                            [SEAL]

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 30 day of

June                      Erin C. Ibele                  VP & Corp. Secretary
_______________, 2004 by _________________________, the ________________________
_________________________ of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                                  /s/ Evelyn Evans-Eck
                                                 _______________________________
                                                 Notary Public

My Commission Expires:  9/9/08
                       _______________________                            [SEAL]

STATE OF Wisconsin
         _______________                )
                                        ) SS:
COUNTY OF Milwaukee
          _______________               )

            The foregoing instrument was acknowledged before me this 21 day of
                                                                     ___
June                       Kristen A. Ferge               VP & CFO
_______________, 2004 by _________________________, the ________________________
_________________________ of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

                                                  /s/ JC Hansen
                                                 _______________________________
                                                 Notary Public

My Commission Expires:  5/21/06
                       _______________________                            [SEAL]

STATE OF Wisconsin
         _______________                )
                                        ) SS:
COUNTY OF Milwaukee
          _______________               )

            The foregoing instrument was acknowledged before me this  22  day of
June                       Colleen Endsley                President , 2004 by
_________________________, the ________________________
_________________________ of Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

                                                  /s/ JC Hansen
                                                 _______________________________
                                                 Notary Public

My Commission Expires:  5/21/06
                       _______________________                            [SEAL]

THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON
TOLEDO, OHIO 43624

                                   SCHEDULE 2

                   CAPITAL EXPENDITURE BUDGET (PROJECT BUDGET)

                                                                                            TOTAL
        RESIDENCE                                      DESCRIPTION                          COST
-------------------------              --------------------------------------------        -------
CBC-VALPARAISO                         CARPET EXTRACTOR                                      1,200
CBC-VALPARAISO                         CARPET, RESIDENT ROOM                                 4,500
    CBC-VALPARAISO TOTAL                                                                     5,700

SH-VALPARAISO                          CARPET, RESIDENT ROOM                                 4,500
SH-VALPARAISO TOTAL                                                                          4,500

SH-CANTON                              CARPET, COMMON AREA                                  26,000
SH-CANTON                              CARPET, RESIDENT ROOM                                 4,500
       SH-CANTON TOTAL                                                                      30,500

SH-FINDLAY                             CARPET & VINYL, RESIDENT ROOM                         4,500
SH-PIQUA                               CARPET, RESIDENT ROOM                                 4,500
       SH-PIQUA TOTAL                                                                        4,500

SH-TROY                                CARPET, COMMON AREA, CORRIDOR                        21,000
SH-TROY                                CARPET & VINYL, RESIDENT ROOM                         4,500
       SH-TROY TOTAL                                                                        25,500

CB-OK CITY                             CARPET, RESIDENT ROOM                                 4,500
     CB-OK CITY TOTAL                                                                        4,500

SH-BARTLESVILLE NO.                    CARPET, COMMON AREA, HALLWAY AND DINING              39,000
SH-BARTLESVILLE NO.                    CARPET, RESIDENT ROOM                                 4,500
 SH-BARTLESVILLE NO. TOTAL                                                                  43,500

SH-CHICKASHAW                          CARPET, COMMON AREA, DINING ROOM                     37,000
SH-CHICKASHAW                          CARPET, RESIDENT ROOM                                 4,500
  SH-CHICKASHAW TOTAL                                                                       41,500

SH-CLAREMORE                           CARPET, RESIDENT ROOM                                 4,500
  SH-CLAREMORE TOTAL                                                                         4,500

SH-DUNCAN                              CARPET, COMMON AREA                                  37,000
SH-DUNCAN                              CARPET, RESIDENT ROOM                                 4,500
       SH-DUNCAN TOTAL                                                                      41,500

SH-EDMOND                              CARPET, RESIDENT ROOM                                 4,500
       SH-EDMOND TOTAL                                                                       4,500

SH-ENID                                CARPET, COMMON AREA                                  37,000
SH-ENID                                CARPET, RESIDENT ROOM                                 4,500
         SH-ENID TOTAL                                                                      41,500

SH-LAWTON                              CARPET, RESIDENT ROOM                                 4,500
       SH-LAWTON TOTAL                                                                       4,500

                                                                                            TOTAL
        RESIDENCE                                      DESCRIPTION                          COST
-------------------------              --------------------------------------------        -------
SH-MIDWEST CITY                        CARPET, RESIDENT ROOM                                 4,500
  SH-MIDWEST CITY TOTAL                                                                      4,500

SH-NORMAN                              CARPET, RESIDENT ROOM                                 4,500
    SH-NORMAN TOTAL                                                                          4,500

SH-OK CITY NORTH                       CARPET, RESIDENT ROOM                                 4,500
SH-OK CITY NORTH                       CARPET, COMMON AREA                                  37,000
  SH-OK CITY NORTH TOTAL                                                                    41,500

SH-OK CITY SOUTH                       CARPET, RESIDENT ROOM                                 4,500
  SH-OK CITY SOUTH TOTAL                                                                     4,500

SH-OWASSO                              CARPET, RESIDENT ROOM                                 4,500
    SH-OWASSO TOTAL                                                                          4,500

SH-PONCA CITY                          CARPET, COMMON AREA                                  37,000
SH-PONCA CITY                          CARPET, RESIDENT ROOM                                 4,500
  SH-PONCA CITY TOTAL                                                                       41,500

SH-SHAWNEE                             CARPET, COMMON AREA                                  37,000
SH-SHAWNEE                             CARPET, RESIDENT ROOM                                 4,500
  SH-SHAWNEE TOTAL                                                                          41,500

SH-STILLWATER                          CARPET, RESIDENT ROOM                                 4,500
  SH-STILLWATER TOTAL                                                                        4,500

CB-MIDDLETON                           CARPET, COMMON AREA, HALLWAYS, OFFICES               25,000
CB-MIDDLETON                           CARPET EXTRACTOR                                      1,700
CB-MIDDLETON                           CARPET & VINYL, RESIDENT ROOM                        15,000
  CB-MIDDLETON TOTAL                                                                        41,700

CB-BRADENTON                           CARPET, COMMON AREA                                  37,000
CB-BRADENTON                           CARPET, RESIDENT ROOM                                 4,500
  CB-BRADENTON TOTAL                                                                        41,500

CBC-CAPE CORAL                         CARPET, RESIDENT ROOM                                 4,500
 CBC-CAPE CORAL TOTAL                                                                        4,500

CBC-VERO BEACH                         CARPET, COMMON AREA, HALLWAYS, SITTING AREAS         30,000
CBC-VERO BEACH                         CARPET, RESIDENT ROOM                                 4,500
 CBC-VERO BEACH TOTAL                                                                       34,500

CB-SARASOTA                            CARPET, RESIDENT ROOM                                 4,500
       CB-SARASOTA TOTAL                                                                     4,500

SH-VERO BEACH                          CARPET, RESIDENT ROOM                                 4,500
  SH-VERO BEACH TOTAL                                                                        4,500

                                                                                            TOTAL
       RESIDENCE                                    DESCRIPTION                              COST
-------------------------              --------------------------------------------        -------
CB-ASHEVILLE                           CARPET, RESIDENT ROOM                                 4,500
   CB-ASHEVILLE TOTAL                                                                       4,500

CB-WILMINGTON                          CARPET, COMMON AREA                                  15,000
CB-WILMINGTON                          CARPET, RESIDENT ROOM                                 2,700
    CB-WILMINGTON TOTAL                                                                     17,700

CB-HAMILTON                            REPLACE BUILDING CORRIDOR CARPET                     31,000
CB-HAMILTON                            CARPET, RESIDENT ROOM                                 4,500
    CB-HAMILTON TOTAL                                                                       35,500

SH-FLORENCE                            CARPET, RESIDENT ROOM                                 4,500
    SH-FLORENCE TOTAL                                                                        4,500

CB-MANLIUS                             CARPET, RESIDENT ROOM                                 4,500
       CB-MANLIUS TOTAL                                                                      4,500

SH-NO. AUGUSTA                         CARPET, COMMON AREA                                  23,000
SH-NO. AUGUSTA                         CARPET EXTRACTOR                                      1,900
SH-NO. AUGUSTA                         CARPET, RESIDENT ROOM                                 4,500
    SH-NO. AUGUSTA TOTAL                                                                    29,400

SH-CLARKSVILLE                         CARPET, COMMON AREA                                  33,000
SH-CLARKSVILLE                         CARPET EXTRACTOR                                      1,900
SH-CLARKSVILLE                         CARPET, RESIDENT ROOM                                 4,500
    SH-CLARKSVILLE TOTAL                                                                    39,400

SH-COLUMBIA                            CARPET, RESIDENT ROOM                                 4,500
    SH-COLUMBIA TOTAL                                                                        4,500

CB-HIGHLANDS RANCH                     CARPET, RESIDENT ROOM                                 4,500
  CB-HIGHLANDS RANCH TOTAL                                                                   4,500

CB-SALEM                               CARPET, RESIDENT ROOM                                 7,200
       CB-SALEM TOTAL                                                                        7,200

SH-CEDAR HILL                          CARPET EXTRACTOR                                      2,000
SH-CEDAR HILL                          CARPET, RESIDENT ROOM                                 4,500
       SH-CEDAR HILL TOTAL                                                                   6,500

SH-DESOTO                              CARPET EXTRACTOR                                      2,000
SH-DESOTO                              CARPET, RESIDENT ROOM                                 4,500
       SH-DESOTO TOTAL                                                                       6,500

SH-GEORGETOWN                          CARPET, RESIDENT ROOM                                 4,500
SH-GEORGETOWN                          CARPET EXTRACTOR                                      2,000
       SH-GEORGETOWN TOTAL                                                                   6,500

SH-PALESTINE                           CARPET, RESIDENT ROOM                                 4,500
       SH-PALESTINE TOTAL                                                                    4,500

                                                                                            TOTAL
        RESIDENCE                                   DESCRIPTION                             COST
-------------------------              --------------------------------------------        -------
SH-TEXARKANA                           CARPET, RESIDENT ROOM                                 4,500
SH-TEXARKANA                           CARPET EXTRACTOR                                      2,000
    SH-TEXARKANA TOTAL                                                                       6,500

SH-WAXAHACHIE                          CARPET, RESIDENT ROOM                                 4,500
SH-WAXAHACHIE                          CARPET, COMMON AREA                                  30,000
    SH-WAXAHACHIE TOTAL                                                                     34,500

CB-SILVER LAKE                         CARPET, FOR LV ROOM AND LIBRARY                       2,000
CB-SILVER LAKE                         CARPET, RESIDENT ROOM                                 4,500
    CB-SILVER LAKE TOTAL                                                                     6,500
                                                                                           -------
                                                     TOTAL                                 727,600
                                                                                           =======